MORGAN STANLEY
Financial Supplement - 1Q 2007
Table of Contents
Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3-4	…………….	Quarterly Consolidated Financial Information and Statistical Data
5	…………….	Quarterly Institutional Securities Income Statement Information
6-7	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
8	…………….	Quarterly Global Wealth Management Group Income Statement Information
9	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
10	…………….	Quarterly Asset Management Income Statement Information
11	…………….	Quarterly Asset Management Financial Information and Statistical Data
12	…………….	Quarterly Consolidated Assets Under Management or Supervision
13	…………….	Quarterly Discover Income Statement Information
14	…………….	Quarterly Discover Income Statement Information (Managed Loan Basis)
15	…………….	Quarterly Discover Financial Information and Statistical Data
16	…………….	Quarterly Intersegment Eliminations Income Statement Information
17	…………….	Quarterly Inst'l. Securities, Global Wealth Management Group and Asset Mgmt. Combined Income Statement Information
18	…………….	Quarterly Discover Financial Information (Managed Loan Basis)
19	…………….	Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (Current Year)
20	…………….	Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (Prior Year)
21	…………….	Quarterly Discover Reconciliation of Managed Income Statement Data
22	…………….	Quarterly Reconciliation of Adjusted Assets
23	…………….	Illustration of Standard Equity Award Amortization
24	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	1Q07 vs. 1Q06	1Q07 vs. 4Q06
Net revenues
Institutional Securities	$5,551	$5,637	$5,153	$5,702	$7,631	37%	34%
Global Wealth Management Group	1,266	1,377	1,349	1,430	1,490	18%	4%
Asset Management	705	723	637	728	905	28%	24%
Discover	1,089	1,191	1,047	963	1,025	(6%)	6%
Intersegment Eliminations	(59)	(98)	(53)	(59)	(53)	10%	10%
Consolidated net revenues	$8,552	$8,830	$8,133	$8,764	$10,998	29%	25%

Income before taxes (1)
Institutional Securities	$1,775	$2,088	$1,999	$2,297	$3,031	71%	32%
Global Wealth Management Group	15	149	154	165	220	*	33%
Asset Management	172	224	125	190	236	37%	24%
Discover	479	541	368	199	372	(22%)	87%
Intersegment Eliminations	19	(13)	15	12	5	(74%)	(58%)
Consolidated income before taxes	$2,460	$2,989	$2,661	$2,863	$3,864	57%	35%

Earnings per basic share:
Income from continuing operations	$1.57	$1.81	$1.83	$2.19	$2.52	61%	15%
Discontinued operations	$(0.03)	$0.01	$-	$-	$0.11	*	*
Earnings per basic share	$1.54	$1.82	$1.83	$2.19	$2.63	71%	20%

Earnings per diluted share:
Income from continuing operations	$1.51	$1.74	$1.75	$2.08	$2.40	59%	15%
Discontinued operations	$(0.03)	$0.01	$-	$-	$0.11	*	*
Earnings per diluted share	$1.48	$1.75	$1.75	$2.08	$2.51	70%	21%

Average common shares outstanding
Basic	1,020,041,181	1,013,241,715	1,010,468,365	997,892,310	1,009,186,993
Diluted	1,061,764,798	1,054,733,745	1,055,664,392	1,052,831,345	1,057,912,545
Period end common shares outstanding	1,070,407,513	1,071,786,172	1,058,664,567	1,048,877,006	1,061,644,077

Return on average common equity
from continuing operations	21.9%	23.7%	22.8%	26.1%	28.8%
Return on average common equity	21.3%	23.7%	22.7%	26.0%	29.9%

(1)	Represents consolidated income from continuing operations before losses from unconsolidated investees, taxes and gain/(loss) from discontinued operations.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 24.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	1Q07 vs. 1Q06	1Q07 vs. 4Q06

Investment banking	$982	$1,132	$1,138	$1,503	$1,227	25%	(18%)
Principal transactions:
Trading	3,086	3,559	2,843	2,317	4,158	35%	79%
Investments	349	755	322	567	920	164%	62%
Commissions	920	994	880	976	1,005	9%	3%
Fees:
Asset management, distribution and admin.	1,268	1,321	1,312	1,337	1,479	17%	11%
Merchant, cardmember and other	289	277	312	289	297	3%	3%
Servicing and securitization income	596	651	565	526	556	(7%)	6%
Interest and dividends	10,544	10,111	12,664	11,880	14,814	40%	25%
Other	134	125	132	228	222	66%	(3%)
Total revenues	18,168	18,925	20,168	19,623	24,678	36%	26%
Interest expense	9,461	9,965	11,803	10,620	13,485	43%	27%
Provision for consumer loan losses	155	130	232	239	195	26%	(18%)
Net revenues	8,552	8,830	8,133	8,764	10,998	29%	25%

Compensation and benefits (1)	4,242	3,802	3,305	3,506	4,992	18%	42%
Occupancy and equipment	230	236	253	274	280	22%	2%
Brokerage, clearing and exchange fees	292	340	339	334	361	24%	8%
Information processing and communications	346	364	369	384	369	7%	(4%)
Marketing and business development	238	297	291	418	294	24%	(30%)
Professional services	433	537	548	724	499	15%	(31%)
Other	311	265	367	261	339	9%	30%
Total non-interest expenses	6,092	5,841	5,472	5,901	7,134	17%	21%

Income from continuing operations before losses
from unconsolidated investees and taxes	2,460	2,989	2,661	2,863	3,864	57%	35%
Losses from unconsolidated investees	69	103	2	54	44	(36%)	(19%)
Provision for income taxes	789	1,058	811	607	1,261	60%	108%
Income from continuing operations	1,602	1,828	1,848	2,202	2,559	60%	16%
Discontinued operations(2)
Gain/(loss) from discontinued operations	(48)	21	5	6	174	*	*
Income tax benefit/(provision)	20	(8)	(2)	(2)	(61)	*	*
Gain/(loss) from discontinued operations	(28)	13	3	4	113	*	*
Net income	$1,574	$1,841	$1,851	$2,206	$2,672	70%	21%
Preferred stock dividend requirements	$-	$-	$-	$19	$17	*	(11%)
Earnings applicable to common shareholders	$1,574	$1,841	$1,851	$2,187	$2,655	69%	21%

Return on average common equity
from continuing operations	21.9%	23.7%	22.8%	26.1%	28.8%
Return on average common equity	21.3%	23.7%	22.7%	26.0%	29.9%
Pre-tax profit margin (3)	29%	34%	33%	33%	35%
Compensation and benefits as a % of net revenues	50%	43%	41%	40%	45%

(1)
The Company maintains various deferred compensation plans for the benefit of certain employees. Beginning in the quarter ended Feb 28, 2007, increases or decreases in assets or earnings associated with such plans are reflected in net revenues, and increases or decreases in liabilities associated with such plans are reflected in compensation expense. For the quarter ended Feb 28, 2007, such net revenues and compensation expense totaled approximately $300 million and $280 million, respectively. Previously, the increases or decreases in assets and liabilities associated with these plans were both recorded in net revenues. Prior period activity has been reclassified to conform to the current presentation.

(2)	Gain/(loss) from discontinued operations for the quarter ended Feb 28, 2007 reflects the operating results for Quilter Holdings Limited and the gain related to the sale of this business.
(3)	Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 24.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended					Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007 (1)	1Q07 vs. 1Q06	1Q07 vs. 4Q06
Morgan Stanley
Total assets (millions)	$959,950	$1,027,419	$1,029,354	$1,121,192	$1,182,310	23%	5%
Adjusted assets (millions) (2)	$528,473	$548,961	$557,236	$651,862	$669,723	27%	3%
Period end common shares outstanding (millions)	1,070.4	1,071.8	1,058.7	1,048.9	1,061.6	(1%)	1%
Book value per common share	$28.12	$29.97	$31.24	$32.67	$34.71	23%	6%
Shareholders' equity (millions) (3)	$33,886	$35,902	$37,956	$40,248	$42,839	26%	6%
Total capital (millions) (4)	$134,366	$145,849	$149,956	$162,134	$177,270	32%	9%
Worldwide employees	53,870	53,163	54,349	56,310	57,845	7%	3%

Average Daily 95%/One-Day Value-at-Risk ("VaR") (5)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$35	$39	$33	$34	$39
Equity price	$25	$29	$26	$32	$45
Foreign exchange rate	$9	$9	$7	$12	$15
Commodity price	$31	$28	$33	$30	$40

Trading VaR	$58	$63	$56	$61	$90
Non - trading VaR	$20	$26	$24	$18	$14
Aggregate trading and non - trading VaR	$65	$70	$66	$67	$92

(1)
Effective December 1, 2006, the Company elected early adoption of SFAS No. 157, "Fair Value Measurements", and SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - Including an amendment of FASB Statement No. 115." As a result of the adoption of SFAS No. 157 and SFAS No. 159, the Company recorded an after-tax cumulative effect adjustment of $186 million as an increase to the opening balance of retained earnings as of December 1, 2006.

(2)
Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions. See page 22 for further information.

(3)	Includes common equity, preferred equity and junior subordinated debt issued to capital trusts.
(4)	Includes common equity, preferred equity, junior subordinated debt issued to capital trusts, capital units and the non-current portion of long-term debt.
(5)
95%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period. For a further discussion of the calculation of VaR and the limitations of the Company's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Company's Form 10-K for fiscal 2006.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 24.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended
	Feb 28, 2006		May 31, 2006		Aug 31, 2006		Nov 30, 2006		Feb 28, 2007 (1)
	Average common equity (billions)	Return on average common equity	Average common equity (billions)	Return on average common equity	Average common equity (billions)	Return on average common equity	Average common equity (billions)	Return on average common equity	Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity
Institutional Securities	$16.2	29%	$18.1	28%	$18.8	30%	$19.6	36%	$21.3	$20.3	40%
Global Wealth Management Group	3.3	1%	3.1	13%	2.8	15%	2.8	17%	1.5	1.7	32%
Asset Management	2.0	21%	2.1	26%	2.3	13%	2.5	18%	2.0	2.7	20%
Securities Business	21.5	24%	23.3	26%	23.9	27%	24.9	32%	24.8	24.7	37%
Discover	4.6	26%	5.0	27%	5.1	19%	5.1	15%	4.6	5.5	17%
Capital surplus (unallocated)	3.2		2.6		3.4		3.5		5.1	5.1
Total - continuing operations	29.3	22%	30.9	24%	32.4	23%	33.5	26%	34.5	35.3	29%
Discontinued operations	0.2		0.2		0.2		0.2		n/a	0.2
Firm	$29.5	21%	$31.1	24%	$32.6	23%	$33.7	26%	$34.5	$35.5	30%

(1)	For the quarter ended Feb 28, 2007 the Company had reassessed the amount of capital required to support the market risks and credit risks in its Global Wealth Management business.
(2)
The Company uses an economic capital model to determine the amount of equity capital needed to support the risk of its business activities and to ensure that the Company remains adequately capitalized. Economic capital is defined as the amount of capital needed to run the business through the business cycle and satisfy the requirements of regulators, rating agencies and the market. The Company's methodology is based on a going concern approach that assigns economic capital to each segment based on regulatory capital usage plus additional capital for stress losses, goodwill and principal investment risk. The economic capital model and allocation methodology may be enhanced over time in response to changes in the business and regulatory environment. Beginning in 1Q07, economic capital will be met by regulatory Tier 1 equity (including common shareholders' equity, certain preferred stock, eligible hybrid capital instruments and deductions of goodwill and certain intangibles and deferred tax assets), subject to regulatory limits. This enhancement to the Company's equity capital model and related disclosures will be made on a prospective basis.

Note:
Certain reclassifications have been made to prior period amounts to conform to the current presentation. The average common equity related to Quilter Holdings Limited has been reclassed to discontinued operations in all periods.

Refer to Legal Notice page 24.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	1Q07 vs. 1Q06	1Q07 vs. 4Q06

Investment banking	$903	$1,055	$1,009	$1,351	$1,049	16%	(22%)
Principal transactions:
Trading	2,963	3,442	2,728	2,193	4,029	36%	84%
Investments	312	658	306	503	801	157%	59%
Commissions	610	693	630	673	691	13%	3%
Asset management, distribution and admin. fees	43	75	71	71	88	105%	24%
Servicing income	0	0	0	0	35	*	*
Interest and dividends	9,789	9,319	11,826	11,045	13,961	43%	26%
Other	96	85	89	176	145	51%	(18%)
Total revenues	14,716	15,327	16,659	16,012	20,799	41%	30%
Interest expense	9,165	9,690	11,506	10,310	13,168	44%	28%
Net revenues	5,551	5,637	5,153	5,702	7,631	37%	34%

Total non-interest expenses	3,776	3,549	3,154	3,405	4,600	22%	35%

Income from continuing operations before losses
from unconsolidated investees and taxes	1,775	2,088	1,999	2,297	3,031	71%	32%
Losses from unconsolidated investees	68	103	1	53	43	(37%)	(19%)
Income before taxes	1,707	1,985	1,998	2,244	2,988	75%	33%
Provision for income taxes	531	723	578	475	942	77%	98%
Income from continuing operations (1)	$1,176	$1,262	$1,420	$1,769	$2,046	74%	16%

Return on average common equity (2)	29%	28%	30%	36%	40%
Pre-tax profit margin (3)	32%	37%	39%	40%	40%

(1)	Excludes (gain)/loss from discontinued operations.
(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 24.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	1Q07 vs. 1Q06	1Q07 vs. 4Q06

Investment Banking
Advisory revenue	$ 355	$ 385	$ 461	$ 642	$ 390	10%	(39%)
Underwriting revenue
Equity	197	371	237	254	300	52%	18%
Fixed income	351	299	311	455	359	2%	(21%)
Total underwriting revenue	$ 548	$ 670	$ 548	$ 709	$ 659	20%	(7%)

Total investment banking revenue	$ 903	$ 1,055	$ 1,009	$ 1,351	$ 1,049	16%	(22%)

Sales & Trading(1)
Equity	1,654	1,724	1,509	1,433	2,243	36%	57%
Fixed income	2,724	2,366	2,221	2,266	3,566	31%	57%
Total sales & trading net revenue	$ 4,378	$ 4,090	$ 3,730	$ 3,699	$ 5,809	33%	57%

	Fiscal View					Calendar View
	Quarter Ended					Two Months Ended (2)
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	Feb 28, 2006	Feb 28, 2007

Mergers and acquisitions announced transactions (2)
Morgan Stanley global market volume (billions)	$304.7	$178.9	$170.4	$363.3	$259.6	$139.2	$147.0
Market share	38.2%	20.5%	24.1%	36.4%	26.8%	29.4%	25.9%
Rank	4	3	4	1	2	9	6

Mergers and acquisitions completed transactions (2)
Morgan Stanley global market volume (billions)	$176.5	$182.3	$172.6	$226.5	$175.0	$107.8	$141.5
Market share	27.6%	29.6%	25.9%	32.3%	23.1%	26.1%	33.7%
Rank	3	2	5	1	3	3	2

Global equity and related issues (2)
Morgan Stanley global market volume (billions)	$10.8	$19.2	$10.5	$14.9	$13.9	$4.8	$6.0
Market share	7.4%	9.5%	8.7%	6.9%	7.9%	6.0%	6.0%
Rank	4	2	3	6	4	5	8

Global IPO's (2)
Morgan Stanley global market volume (billions)	$2.7	$7.6	$5.2	$6.1	$4.0	$1.5	$1.7
Market Share	6.8%	11.1%	11.4%	6.3%	7.7%	6.5%	7.2%
Rank	5	3	1	6	3	4	5

Global debt (2)
Morgan Stanley global market volume (billions)	$96.1	$102.2	$89.2	$112.6	$96.1	$76.1	$66.4
Market share	5.9%	5.9%	5.6%	5.3%	5.7%	6.7%	5.6%
Rank	5	5	7	7	6	3	6

(1)	Includes principal transactions trading, commissions and applicable net interest revenue.
(2)	Source: Thomson Financial, data as of March 7, 2007.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation. Refer to Legal Notice page 24.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in billions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	1Q07 vs. 1Q06	1Q07 vs. 4Q06
Corporate funded loans
Investment grade	$5.6	$6.2	$7.4	$6.4	$6.2	11%	(3%)
Non-investment grade	2.9	2.9	5.4	3.4	3.9	34%	15%
Total corporate funded loans	$8.5	$9.1	$12.8	$9.8	$10.1	19%	3%

Corporate lending commitments
Investment grade	$29.2	$27.1	$26.2	$32.2	$30.3	4%	(6%)
Non-investment grade	5.3	8.2	18.4	17.0	22.9	*	35%
Total corporate lending commitments	$34.5	$35.3	$44.6	$49.2	$53.2	54%	8%

Corporate funded loans plus lending commitments
Investment grade	$34.8	$33.3	$33.6	$38.6	$36.5	5%	(5%)
Non-investment grade	$8.2	$11.1	$23.8	$20.4	$26.8	*	31%
% investment grade	81%	75%	59%	65%	58%
% non-investment grade	19%	25%	42%	35%	42%

Total corporate funded loans and lending commitments	$43.0	$44.4	$57.4	$59.0	$63.3	47%	7%
Hedges (1)	$17.7	$23.8	$24.3	$26.5	$29.9	69%	13%
Total corporate funded loans and lending commitments net of hedges	$25.3	$20.6	$33.1	$32.5	$33.4	32%	3%

(1)	Includes both internal and external hedges utilized by the lending business.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 24.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended (1)					Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	1Q07 vs. 1Q06	1Q07 vs. 4Q06
Investment banking	$67	$95	$120	$146	$166	148%	14%
Principal transactions:
Trading	125	120	117	125	129	3%	3%
Investments	1	27	16	13	(2)	*	(115%)
Commissions	310	302	252	304	315	2%	4%
Asset management, distribution and admin fees	638	662	675	667	702	10%	5%
Interest and dividends	203	242	264	292	274	35%	(6%)
Other	37	43	34	44	44	19%	--
Total revenues	1,381	1,491	1,478	1,591	1,628	18%	2%
Interest expense	115	114	129	161	138	20%	(14%)
Net revenues	1,266	1,377	1,349	1,430	1,490	18%	4%

Total non-interest expenses	1,251	1,228	1,195	1,265	1,270	2%	--
Income before taxes	15	149	154	165	220	*	33%
Provision for income taxes	6	48	52	49	83	*	69%
Income from continuing operations	$9	$101	$102	$116	$137	*	18%

Return on average common equity (2)	1%	13%	15%	17%	32%
Pre-tax profit margin (3)	1%	11%	11%	12%	15%

(1)
All periods have been restated to exclude the operating results for Quilter Holdings Limited. The gain on the sale of this business is included in discontinued operations on the Company's consolidated income statement. Refer to page 2 of this supplement.

(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 24.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended (1)					Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	1Q07 vs. 1Q06	1Q07 vs. 4Q06
Global representatives	8,913	8,091	7,982	7,944	7,993	(10%)	1%

Annualized revenue per global
representative (thousands) (2)	$552	$648	$671	$718	$748	36%	4%

Assets by client segment (billions)
$10m or more	166	170	176	199	210	27%	6%
$1m - $10m	220	220	229	243	248	13%	2%
Subtotal - > $1m	386	390	405	442	458	19%	4%
$100k - $1m	177	180	180	177	174	(2%)	(2%)
< $100k	32	29	28	27	26	(19%)	(4%)
Client assets excluding corporate/other	595	599	613	646	658	11%	2%
Corporate / other	29	30	29	30	32	10%	7%
Total client assets (billions)	$624	$629	$642	$676	$690	11%	2%

Fee-based client account assets (billions) (3)	$173	$180	$183	$195	$202	17%	4%
Fee-based assets as a % of client assets	28%	29%	29%	29%	29%

Bank deposit program (millions)	$7,319	$9,114	$9,839	$13,301	$16,364	124%	23%

Client assets per global
representative (millions) (4)	$70	$78	$80	$85	$86	23%	1%

Domestic retail net new assets (billions) (5)	$-	$2.4	$5.4	$0.7	$6.7	*	*

Domestic retail locations	484	473	460	453	451	(7%)	--

(1)	All periods have been restated to exclude Quilter Holdings Limited.
(2)	Annualized revenue divided by average global representative headcount.
(3)	Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(4)	Total client assets divided by period end global representative headcount.
(5)	Represents net new assets in the U.S. broad-based branch system.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 24.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	1Q07 vs. 1Q06	1Q07 vs. 4Q06
Investment banking	$12	$15	$9	$12	$14	17%	17%
Principal transactions:
Investments	36	70	0	51	121	*	137%
Commissions	7	7	5	6	6	(14%)	--
Asset management, distribution and admin fees	640	619	606	639	732	14%	15%
Interest and dividends	5	10	19	11	13	160%	18%
Other	7	7	6	7	34	*	*
Total revenues	707	728	645	726	920	30%	27%
Interest expense	2	5	8	(2)	15	*	*
Net revenues	705	723	637	728	905	28%	24%

Total non-interest expenses	533	499	512	538	669	26%	24%
Income before taxes	172	224	125	190	236	37%	24%
Provision for income taxes	67	89	50	79	96	43%	22%
Income from continuing operations	$105	$135	$75	$111	$140	33%	26%

Return on average common equity (1)	21%	26%	13%	18%	20%
Pre-tax profit margin (2)	24%	31%	20%	26%	26%

(1)	Refer to page 4 for the allocation of average common equity.
(2)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 24.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	1Q07 vs. 1Q06	1Q07 vs. 4Q06

Assets under management or supervision

Net flows by distribution channel
Americas Retail Morgan Stanley Brand	(3.0)	(2.2)	(2.2)	(2.1)	(1.9)	37%	10%
Americas Retail Van Kampen Brand	(0.7)	(0.4)	(0.8)	(0.1)	0.0	*	*
Americas Intermediary	1.7	4.0	1.5	1.0	1.0	(41%)	--
U.S. Institutional	(4.3)	(4.6)	(2.3)	(2.3)	0.0	*	*
Non- U.S.	1.1	2.0	0.2	1.7	4.5	*	165%
Net flows excluding money markets	(5.2)	(1.2)	(3.6)	(1.8)	3.6	169%	*
Money Market Net Flows
Institutional	4.0	(1.4)	2.8	7.7	2.5	(38%)	(68%)
Retail	(5.7)	(3.0)	(0.7)	(3.3)	(1.8)	68%	45%
Total money market net flows	(1.7)	(4.4)	2.1	4.4	0.7	141%	(84%)

Assets under management or supervision by distribution channel
Americas Retail Morgan Stanley Brand	$64	$62	$60	$62	$61	(5%)	(2%)
Americas Retail Van Kampen Brand	90	89	90	94	96	7%	2%
Americas Intermediary	47	51	55	58	61	30%	5%
U.S. Institutional	88	86	85	88	95	8%	8%
Non- U.S.	75	77	80	88	97	29%	10%
Total long term assets under management or supervision	364	365	370	390	410	13%	5%
Institutional money markets/liquidity	37	37	40	49	52	41%	6%
Retail money markets	41	38	38	35	33	(20%)	(6%)
Total Money Markets	78	75	78	84	85	9%	1%
Total assets under management or supervision	$442	$440	$448	$474	$495	12%	4%
Share of minority interest assets (1)	0	0	0	4	5	*	25%
Total	$442	$440	$448	$478	$500	13%	5%

Assets under management or supervision by asset class
Equity	$230	$226	$226	$239	$245	7%	3%
Fixed income	90	91	93	94	94	4%	--
Money market	78	75	78	84	85	9%	1%
Alternatives	18	20	20	21	29	61%	38%
Real estate	14	15	18	22	27	93%	23%
Subtotal	430	427	435	460	480	12%	4%
Unit trusts	12	13	13	14	15	25%	7%
Total assets under management or supervision	$442	$440	$448	$474	$495	12%	4%
Share of minority interest assets (1)	0	0	0	4	5	*	25%
Total	$442	$440	$448	$478	$500	13%	5%

(1)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a minority interest.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 24.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Consolidated Assets Under Management or Supervision
(unaudited, dollars in billions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	1Q07 vs. 1Q06	1Q07 vs. 4Q06

Assets under management or supervision by distribution channel
Americas Retail Morgan Stanley Brand	$64	$62	$60	$62	$61	(5%)	(2%)
Americas Retail Van Kampen Brand	90	89	90	94	96	7%	2%
Americas Intermediary	47	51	55	58	61	30%	5%
U.S. Institutional	88	86	85	88	95	8%	8%
Non - U.S.	75	77	80	88	97	29%	10%
Total long term assets under management or supervision	364	365	370	390	410	13%	5%
Institutional money markets/liquidity	37	37	40	49	52	41%	6%
Retail money markets	41	38	38	35	33	(20%)	(6%)
Total Money Markets	78	75	78	84	85	9%	1%
Sub-total assets under management or supervision	442	440	448	474	495	12%	4%

Global wealth management group (1)	129	127	142	153	153	19%	8%
Institutional securities	31	37	38	42	49	58%	17%
Total assets under management or supervision	$602	$604	$628	$669	$697	16%	4%
Share of minority interest assets (2)	0	0	0	4	5	*	25%
Total	$602	$604	$628	$673	$702	17%	4%

Consolidated assets under management or supervision by asset class (1)
Equity	$288	$288	$289	$307	$317	10%	3%
Fixed income	105	106	109	111	111	6%	--
Money market	82	79	83	89	90	10%	1%
Alternatives	18	20	20	21	29	61%	38%
Real estate	45	52	56	64	76	69%	19%
Subtotal	538	545	557	592	623	16%	5%
Unit trusts	12	13	13	14	15	25%	7%
Other (3)	52	46	58	63	59	13%	(6%)
Total assets under management or supervision	$602	$604	$628	$669	$697	16%	4%
Share of minority interest assets (2)	0	0	0	4	5	*	25%
Total	$602	$604	$628	$673	$702	17%	4%

(1)	All periods have been restated to exclude Quilter Holdings Limited.
(2)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a minority interest.
(3)	Includes assets under management or supervision associated with the Global Wealth Management Group. All periods have been restated to exclude Quilter Holdings Limited.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 24.

MORGAN STANLEY
Quarterly Discover Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	1Q07 vs. 1Q06	1Q07 vs. 4Q06

Merchant, cardmember and other fees	$289	$277	$312	$289	$297	3%	3%
Servicing and securitization income	596	651	565	526	521	(13%)	(1%)
Other	4	5	13	13	9	125%	(31%)
Total non-interest revenues	889	933	890	828	827	(7%)	--

Interest revenue	586	608	642	622	680	16%	9%
Interest expense	231	220	253	248	287	24%	16%
Net interest income	355	388	389	374	393	11%	5%

Provision for consumer loan losses	155	130	232	239	195	26%	(18%)
Net credit income	200	258	157	135	198	(1%)	47%

Net revenues	1,089	1,191	1,047	963	1,025	(6%)	6%

Total non-interest expenses	610	650	679	764	653	7%	(15%)

Income before losses from
unconsolidated investees and taxes	479	541	368	199	372	(22%)	87%
Losses from unconsolidated investees	1	0	1	1	1	--	--
Income before taxes	478	541	367	198	371	(22%)	87%
Provision for income taxes	178	203	125	-	138	(22%)	*
Income from continuing operations	$300	$338	$242	$198	$233	(22%)	18%

Return on average common equity (1)	26%	27%	19%	15%	17%
Pre-tax profit margin (2)	44%	45%	35%	21%	36%

(1)	Refer to page 4 for the allocation of average common equity.
(2)	Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 24.

MORGAN STANLEY
Quarterly Discover Income Statement Information
(Managed loan basis)
(unaudited, dollars in millions)

						Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	1Q07 vs. 1Q06	1Q07 vs. 4Q06

Merchant, cardmember and other fees	$519	$541	$579	$542	$552	6%	2%
Servicing and securitization income	0	0	0	0	0	--	--
Other	143	22	11	18	5	(97%)	(72%)
Total non-interest revenues	662	563	590	560	557	(16%)	(1%)

Interest revenue	1,475	1,576	1,572	1,544	1,599	8%	4%
Interest expense	541	576	619	614	649	20%	6%
Net interest income	934	1,000	953	930	950	2%	2%

Provision for consumer loan losses	507	372	496	527	482	(5%)	(9%)
Net credit income	427	628	457	403	468	10%	16%

Net revenues	1,089	1,191	1,047	963	1,025	(6%)	6%

Total non-interest expenses	610	650	679	764	653	7%	(15%)

Income before losses from
unconsolidated investees and taxes	479	541	368	199	372	(22%)	87%
Losses/(gains) from unconsolidated investees	1	0	1	1	1	--	--
Income before taxes	478	541	367	198	371	(22%)	87%
Provision for income taxes	178	203	125	-	138	(22%)	*
Income from continuing operations	$300	$338	$242	$198	$233	(22%)	18%

Return on average common equity (1)	26%	27%	19%	15%	17%
Pre-tax profit margin (2)	44%	45%	35%	21%	36%

(1)	Refer to page 4 for the allocation of average common equity.
(2)	Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 24.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Discover
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	1Q07 vs. 1Q06	1Q07 vs. 4Q06

Total owned credit card loans (1)
Period end	$19,924	$21,764	$22,922	$23,588	$22,410	12%	(5%)
Average	$21,976	$19,664	$22,424	$22,539	$24,672	12%	9%

Total managed credit card loans (1)(2)
Period end	$47,825	$48,539	$49,585	$50,291	$50,730	6%	1%
Average	$47,575	$47,307	$48,763	$49,181	$51,390	8%	4%
Interest yield	12.13%	12.69%	12.38%	12.23%	12.27%	14 bp	4 bp
Interest spread	7.44%	7.78%	7.07%	6.86%	6.85%	(59 bp )	(1 bp )
Transaction volume (billions)	$26.8	$28.5	$30.2	$29.1	$30.3	13%	4%
Net Sales	22.5	24.0	25.7	24.5	25.1	12%	2%
Other transaction volume	4.3	4.5	4.5	4.6	5.2	21%	13%
Accounts (millions)	46.1	45.9	45.6	45.3	44.9	(3%)	(1%)
Active accounts (millions)	19.6	19.6	19.7	19.8	19.7	1%	(1%)
Average receivables per avg. active account (actual $)	$2,457	$2,415	$2,484	$2,500	$2,590	5%	4%
Trans volume per avg. active account (actual $)	$1,385	$1,457	$1,538	$1,481	$1,528	10%	3%
Net gain on securitization	$139	$18	$(2)	$5	$(4)	(103%)	(180%)
Return on managed receivables (3)	2.56%	2.84%	1.96%	1.62%	1.84%	(72 bp )	22 bp
Credit quality
Net charge-off rate	5.06%	3.30%	3.81%	4.15%	4.05%	(101 bp )	(10 bp )
Delinquency rate (over 30 days)	3.45%	3.29%	3.41%	3.51%	3.45%	0 bp	(6 bp )
Delinquency rate (over 90 days)	1.61%	1.53%	1.59%	1.65%	1.69%	8 bp	4 bp
Allowance for loan losses at period end	$777	$773	$808	$828	$787	1%	(5%)

International managed credit card loans (2)
Period end	$4,183	$4,406	$4,522	$4,644	$4,575	9%	(1%)
Average	$2,911	$4,049	$4,361	$4,419	$4,608	58%	4%
Accounts (millions)	2.6	2.9	2.9	3.0	3.0	15%	--

Payment services (millions of transactions)
Discover network transaction volume	339	340	362	358	361	6%	1%
PULSE network transaction volume	425	471	473	488	521	23%	7%
Total network transaction volume	764	811	835	846	882	15%	4%

(1)	Includes domestic and international consumer credit card businesses.
(2)	Includes owned and securitized credit card loans.
(3)	Annualized net income divided by average managed receivables.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 24.

MORGAN STANLEY
Quarterly Intersegment Eliminations Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	1Q07 vs. 1Q06	1Q07 vs. 4Q06

Investment banking (1)	$0	$(33)	$0	$(6)	$(2)	*	67%
Principal transactions:
Trading	(2)	(3)	(2)	(1)	0	*	*
Investments	0	0	0	0	0	--	--
Commissions	(7)	(8)	(7)	(7)	(7)	--	--
Asset management, distribution and admin. fees	(53)	(35)	(40)	(40)	(43)	19%	(8%)
Interest and dividends	(39)	(68)	(87)	(90)	(114)	(192%)	(27%)
Other	(10)	(15)	(10)	(12)	(10)	--	17%
Total revenues	(111)	(162)	(146)	(156)	(176)	(59%)	(13%)
Interest expense	(52)	(64)	(93)	(97)	(123)	(137%)	(27%)
Net revenues	(59)	(98)	(53)	(59)	(53)	10%	10%

Total non-interest expenses	(78)	(85)	(68)	(71)	(58)	26%	18%

Income before taxes	19	(13)	15	12	5	(74%)	(58%)
Provision for income taxes	7	(5)	6	4	2	(71%)	(50%)
Income from continuing operations	$12	$(8)	$9	$8	$3	(75%)	(63%)

(1)	Included in the May 31, 2006 amount is $30m related to the sale of the Company's aircraft leasing business.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 24.

MORGAN STANLEY

The following (page 17) presents more detailed financial information regarding the results of operations for the combined Institutional Securities, Global Wealth Management Group and Asset Management businesses. Morgan Stanley believes that a combined presentation is informative due to certain synergies among these businesses, as well as to facilitate comparisons of the Company’s results with those of other companies in the financial services industry that have securities and asset management businesses. Morgan Stanley also provides this type of presentation on a managed basis for its Discover business (page 18) in order to provide helpful comparison to other credit card issuers.

MORGAN STANLEY
Quarterly Institutional Securities, Global Wealth Management Group and Asset Management (1)
Combined Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	1Q07 vs. 1Q06	1Q07 vs. 4Q06

Investment banking	$982	$1,165	$1,138	$1,503	$1,227	25%	(18%)
Principal transactions:
Trading	3,088	3,562	2,845	2,318	4,158	35%	79%
Investments	349	755	322	567	920	164%	62%
Commissions	920	994	880	976	1,005	9%	3%
Asset management, distribution and administration fees	1,268	1,321	1,313	1,338	1,480	17%	11%
Servicing income	0	0	0	0	35	*	*
Interest and dividends	9,986	9,534	12,065	11,304	14,196	42%	26%
Other	130	120	119	215	213	64%	(1%)
Total revenues	16,723	17,451	18,681	18,221	23,234	39%	28%
Interest expense	9,258	9,776	11,593	10,419	13,261	43%	27%
Net revenues	7,465	7,675	7,088	7,802	9,973	34%	28%

Compensation and benefits (2)	3,998	3,578	3,070	3,287	4,762	19%	45%
Occupancy and equipment	207	215	230	250	258	25%	3%
Brokerage, clearing and exchange fees	292	340	339	334	361	24%	8%
Information processing and communications	258	271	273	282	276	7%	(2%)
Marketing and business development	119	155	146	220	152	28%	(31%)
Professional services	369	448	455	605	416	13%	(31%)
Other	241	190	282	160	254	5%	59%
Total non-interest expenses	5,484	5,197	4,795	5,138	6,478	18%	26%

Income from continuing operations before losses
from unconsolidated investees and taxes	1,981	2,478	2,293	2,664	3,495	76%	31%
Losses from unconsolidated investees	68	103	1	53	43	(37%)	(19%)
Income before taxes	1,913	2,375	2,292	2,611	3,452	80%	32%
Provision for income taxes	611	855	686	607	1,123	84%	85%
Income from continuing operations (3)	$1,302	$1,520	$1,606	$2,004	$2,329	79%	16%

Return on average common equity (4)	24%	26%	27%	32%	37%
Compensation and benefits as a % of net revenues	54%	47%	43%	42%	48%
Non-compensation expenses as a % of net revenues	20%	21%	24%	24%	17%

Pre-tax profit margin (5)	27%	32%	32%	34%	35%

Number of employees (6)	40,188	40,088	41,416	43,124	44,797	11%	4%

(1)	Includes the elimination of intersegment activity between Institutional Securities, Global Wealth Management Group and Asset Management.
(2)
The Company maintains various deferred compensation plans for the benefit of certain employees. Beginning in the quarter ended Feb 28, 2007, increases or decreases in assets or earnings associated with such plans are reflected in net revenues, and increases or decreases in liabilities associated with such plans are reflected in compensation expense. For the quarter ended Feb 28, 2007, such net revenues and compensation expense totaled approximately $300 million and $280 million, respectively. Previously, the increases or decreases in assets and liabilities associated with these plans were both recorded in net revenues. Prior period activity has been reclassified to conform to the current presentation.

(3)	Excludes gain/(loss) from discontinued operations.
(4)	Refer to page 4 for the allocation of average common equity.
(5)	Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
(6)	Includes Institutional Securities, Global Wealth Management Group, Asset Management and Infrastructure / Company areas.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 24.

MORGAN STANLEY
Quarterly Discover Income Statement Information
(Managed loan basis)
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	1Q07 vs. 1Q06	1Q07 vs. 4Q06

Merchant, cardmember and other fees	$519	$541	$579	$542	$552	6%	2%
Servicing and securitization income	0	0	0	0	0	--	--
Other	143	22	11	18	5	(97%)	(72%)
Total non-interest revenues	662	563	590	560	557	(16%)	(1%)

Interest revenue	1,475	1,576	1,572	1,544	1,599	8%	4%
Interest expense	541	576	619	614	649	20%	6%
Net interest income	934	1,000	953	930	950	2%	2%

Provision for consumer loan losses	507	372	496	527	482	(5%)	(9%)
Net credit income	427	628	457	403	468	10%	16%

Net revenues	1,089	1,191	1,047	963	1,025	(6%)	6%

Compensation and benefits	244	224	235	219	230	(6%)	5%
Occupancy and equipment	23	21	23	24	22	(4%)	(8%)
Information processing and communications	90	96	98	103	94	4%	(9%)
Marketing and business development	119	142	145	198	142	19%	(28%)
Professional services	64	92	93	119	81	27%	(32%)
Other	70	75	85	101	84	20%	(17%)
Total non-interest expenses	610	650	679	764	653	7%	(15%)

Income before losses from
unconsolidated investees and taxes	479	541	368	199	372	(22%)	87%
Losses from unconsolidated investees	1	0	1	1	1	--	--
Income before taxes	478	541	367	198	371	(22%)	87%
Provision for income taxes	178	203	125	0	138	(22%)	*
Income from continuing operations	$300	$338	$242	$198	$233	(22%)	18%

Return on average common equity (1)	26%	27%	19%	15%	17%
Compensation and benefits as a % of net revenues	22%	19%	22%	23%	22%
Non-compensation expenses as a % of net revenues	34%	36%	42%	57%	41%
Pre-tax profit margin (2)	44%	45%	35%	21%	36%

Number of employees	13,683	13,075	12,933	13,186	13,048	(5%)	(1%)

(1)	Refer to page 4 for the allocation of average common equity.
(2)	Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 24.

MORGAN STANLEY

The following (pages 19 - 21) present a reconciliation for certain information disclosed on pages 13, 14, 15 and 18.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis). Managed loan data assume that the Company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the Company's owned loans. The Company operates its Discover business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans. The Company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. In addition, investors often request information on a managed basis, which provides a more meaningful comparison to industry competitors.

MORGAN STANLEY
Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (1)
(unaudited, dollars in millions)

	Quarter Ended Feb 28, 2007
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$22,410	$24,672	3.84%	10.44%	5.20%	3.78%	3.16%	1.56%
Securitized	28,320	26,718	3.55%	13.96%	8.39%	4.30%	3.67%	1.79%
Managed	$50,730	$51,390	1.84%	12.27%	6.85%	4.05%	3.45%	1.69%

(1)	The table provides a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, return on receivables, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 24.

MORGAN STANLEY
Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (1)
(unaudited, dollars in millions)

	Quarter Ended Nov 30, 2006
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$23,588	$22,539	3.53%	10.28%	5.18%	3.95%	3.22%	1.53%
Securitized	26,703	26,642	2.99%	13.88%	8.32%	4.32%	3.76%	1.75%
Managed	$50,291	$49,181	1.62%	12.23%	6.86%	4.15%	3.51%	1.65%

	Quarter Ended Aug 31, 2006
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$22,922	$22,424	4.27%	10.45%	5.40%	3.57%	3.17%	1.48%
Securitized	26,663	26,339	3.64%	14.02%	8.52%	4.01%	3.62%	1.68%
Managed	$49,585	$48,763	1.96%	12.38%	7.07%	3.81%	3.41%	1.59%

	Quarter Ended May 31, 2006
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$21,764	$19,664	6.83%	11.01%	6.41%	3.02%	2.97%	1.38%
Securitized	26,775	27,643	4.86%	13.89%	8.76%	3.50%	3.56%	1.65%
Managed	$48,539	$47,307	2.84%	12.69%	7.78%	3.30%	3.29%	1.53%

	Quarter Ended Feb 28, 2006
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$19,924	$21,976	5.54%	9.87%	5.41%	4.54%	2.97%	1.36%
Securitized	27,901	25,599	4.75%	14.08%	9.20%	5.51%	3.79%	1.79%
Managed	$47,825	$47,575	2.56%	12.13%	7.44%	5.06%	3.45%	1.61%

(1)
The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, return on receivables, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 24.

MORGAN STANLEY
Quarterly Discover Reconciliation of Managed Income Statement Data (1)
(unaudited, dollars in millions)

	Quarter Ended
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007

Merchant, cardmember and other fees:
Owned	$289	$277	$312	$289	$297
Securitization adjustment	230	264	267	253	255
Managed	$519	$541	$579	$542	$552

Servicing and securitizations income:
Owned	$596	$651	$565	$526	$521
Securitization adjustment	(596)	(651)	(565)	(526)	(521)
Managed	$-	$-	$-	$-	$-

Other:
Owned	$4	$5	$13	$13	$9
Securitization adjustment	139	17	(2)	5	(4)
Managed	$143	$22	$11	$18	$5

Interest revenue:
Owned	$586	$608	$642	$622	$680
Securitization adjustment	889	968	930	922	919
Managed	$1,475	$1,576	$1,572	$1,544	$1,599

Interest expense:
Owned	$231	$220	$253	$248	$287
Securitization adjustment	310	356	366	366	362
Managed	$541	$576	$619	$614	$649

Provision for consumer loan losses:
Owned	$155	$130	$232	$239	$195
Securitization adjustment	352	242	264	288	287
Managed	$507	$372	$496	$527	$482

(1)
The tables provide a reconciliation of certain managed and owned basis income statement data (merchant, cardmember and other fees, servicing fees, other revenue, interest revenue, interest expense and provision for consumer loan losses) for the periods indicated.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 24.

MORGAN STANLEY

The following (page 22) presents a reconciliation for adjusted assets.

Balance sheet leverage ratios are one indicator of capital adequacy when viewed in the context of a company's overall liquidity and capital policies. The Company views the adjusted leverage ratio as a more relevant measure of financial risk when comparing financial services firms and evaluating leverage trends. Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions. In addition, the adjusted leverage ratio reflects the deduction from shareholders' equity of the amount of equity used to support goodwill and intangible assets, as the Company does not view this amount of equity as available to support its risk capital needs.

MORGAN STANLEY
Quarterly Reconciliation of Adjusted Assets
(unaudited, dollars in millions, except ratios)

		Quarter Ended
		Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007 (1)

Total assets		$959,950	$1,027,419	$1,029,354	$1,121,192	$1,182,310

Less:	Securities purchased under agreements to resell	(176,260)	(190,289)	(171,547)	(174,866)	(192,038)
	Securities borrowed	(252,896)	(274,581)	(283,024)	(299,631)	(277,093)
Add:	Financial instruments sold, not yet purchased	149,561	159,822	152,979	183,119	157,807
Less:	Derivative contracts sold, not yet purchased	(42,928)	(48,747)	(47,017)	(57,491)	(51,574)
	Subtotal	637,427	673,624	680,745	772,323	819,412
Less:	Segregated customer cash and securities balances	(27,156)	(31,685)	(30,917)	(16,782)	(21,264)
	Assets recorded under certain provisions of SFAS No.140 and FIN 46	(78,925)	(90,046)	(89,649)	(100,236)	(124,163)
	Goodwill and intangible assets	(2,873)	(2,932)	(2,943)	(3,443)	(4,262)

Adjusted assets		$528,473	$548,961	$557,236	$651,862	$669,723

Common equity		$30,103	$32,118	$33,072	$34,264	$36,854
Preferred equity		0	0	1,100	1,100	1,100
Shareholders' equity		30,103	32,118	34,172	35,364	37,954
Junior subordinated debt issued to capital trusts (2)		3,783	3,784	3,784	4,884	4,885
	Subtotal	33,886	35,902	37,956	40,248	42,839
Less:	Goodwill and intangible assets	(2,873)	(2,932)	(2,943)	(3,443)	(4,262)
Tangible shareholders' equity		$31,013	$32,970	$35,013	$36,805	$38,577

Leverage ratio (3)		31.0x	31.2x	29.4x	30.5x	30.6x

Adjusted leverage ratio (4)		17.0x	16.7x	15.9x	17.7x	17.4x

(1)
Effective December 1, 2006, the Company elected early adoption of SFAS No. 157, "Fair Value Measurements", and SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - Including an amendment of FASB Statement No. 115." As a result of the adoption of SFAS No. 157 and SFAS No. 159, the Company recorded an after-tax cumulative effect adjustment of $186 million as an increase to the opening balance of retained earnings as of December 1, 2006.

(2)
The Company views the junior subordinated debt issued to capital trusts as a component of its equity capital base given the inherent characteristics of the securities. These characteristics include the long dated nature (some have final maturity at issuance of thirty years extendible at the Company's option by a further nineteen years, others have a sixty year final maturity at issuance), the Company's ability to defer coupon interest for up to 20 consecutive quarters, and the subordinated nature of the obligations in the capital structure. The Company also receives rating agency equity credit for these securities.

(3)	Leverage ratio equals total assets divided by tangible shareholders' equity.
(4)	Adjusted leverage ratio equals adjusted total assets divided by tangible shareholders' equity.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 24.

MORGAN STANLEY

This page represents an addendum to the 1Q 2007 Financial Supplement.

Fiscal 2007 compensation expense primarily includes the amortization related to fiscal 2004 awards, as well as fiscal 2005 awards and fiscal 2006 awards granted to non-retirement-eligible employees, and an accrual for the estimated full cost of fiscal 2007 year-end equity awards expected to be granted to retirement-eligible employees in December 2007.

Awards to non-retirement-eligible employees will be amortized over the period from the grant date to the earlier of the employee's retirement eligibility date or the vesting date specified in the award terms.

For a further discussion of the Company's previous accounting for stock-based compensation, see the Company's Form 10-K for the fiscal year ended November 30, 2006.

Illustration of Standard Equity Award Amortization to Non-Retirement-Eligible and Retirement-Eligible Employees

	Non-Retirement-Eligible Employees - Fiscal Year Ended
Year of Award	Nov 30, 2003	Nov 30, 2004	Nov 30, 2005	Nov 30, 2006	Nov 30, 2007	Nov 30, 2008	Nov 30, 2009	Cumulative Amort. By Grant

2003	28%	28%	28%	15%	1%	0%	0%	100%

2004		28%	28%	28%	15%	1%	0%	100%

2005				40%	40%	18%	2%	100%

2006					40%	40%	18%	98%

2007						40%	40%	80%

2008							40%	40%

	Retirement-Eligible Employees - Fiscal Year Ended
Year of Award	Nov 30, 2003	Nov 30, 2004	Nov 30, 2005	Nov 30, 2006	Nov 30, 2007	Nov 30, 2008	Nov 30, 2009	Cumulative Amort. By Grant

2003	28%	28%	28%	15%	1%	0%	0%	100%

2004		28%	28%	28%	15%	1%	0%	100%

2005				100%	0%	0%	0%	100%

2006				100%	0%	0%	0%	100%

2007					100%	0%	0%	100%

2008						100%	0%	100%

2009							100%	100%

Note:	The actual fiscal impact depends on several factors including, but not limited to, forfeitures, award terms and modifications.
Refer to Legal Notice page 24.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Company's first quarter earnings press release issued March 21, 2007.